UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2019

LOVE INTERNATIONAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-55642	80-0929366
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 161, 2nd Floor, No.12 Building, 1154 Kangqiao Road

Pu Dong New District, Shanghai, China

(Address of principal executive offices)

Registrant’s telephone number, including area code: +86 021 23563330

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 25, 2019, Love International Group, Inc. (“we” or the “Company”) dismissed Centurion ZD CPA & Co. (”Centurion ZD CPA”, being the successor of Centurion ZD CPA Limited) as our independent registered public accounting firm. The reports of Centurion ZD CPA on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports of Centurion ZD CPA for the fiscal years ended December 31, 2017 and 2016 indicated conditions which raised substantial doubt about the Company’s ability to continue as a going concern. The decision to change independent accountants was approved by our Board of Directors on February 25, 2019.

During our two most recent fiscal years and through the date of this report, we have had no disagreements with Centurion ZD CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Centurion ZD CPA, would have caused it to make reference to the subject matter of such disagreements in its reports on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission.

We provided Centurion ZD CPA with a copy of this disclosure on February 25, 2019, providing Centurion ZD CPA with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. Centurion ZD CPA agrees with such statements. A letter from Centurion ZD CPA dated February 27, 2019 is filed as Exhibit 16.1 to this report.

New Independent Accountants

Our Board of Directors appointed TAAD, LLP (“TAAD”) as our new independent registered public accounting firm effective as of February 25, 2019. During the two most recent fiscal years and through the date of our engagement, we did not consult with TAAD regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv)) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Prior to engaging TAAD, TAAD did not provide our company with either written or oral advice that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Exhibit Description
16.1	Letter from Centurion ZD CPA & Co. to the SEC, dated as of February 27, 2019.

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 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2019	LOVE INTERNATIONAL GROUP, INC.

	By:	/s/ Yong Qiang Yang
	Name:	Yong Qiang Yang
	Title:	President

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